SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act


APRIL 30, 2002
---------------------------------
Date of Report
(Date of Earliest Event Reported)


SILK BOTANICALS.COM, INC.
------------------------------------------------------
(Exact name of Registrant as Specified in its Charter)


975 S. CONGRESS AVENUE
SUITE 102
DELRAY BEACH, FLORIDA 33445
----------------------------------------
(Address of Principal Executive Offices)


(561) 265-3600
-------------------------------
(Registrant's Telephone Number)


         FLORIDA                      0-21725                 65-0886132
----------------------------     ----------------       -------------------
(State or other jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)           Identification No.)



EXPLANATORY NOTE

On May 15, 2002, Silk Botanicals.Com, Inc., a Florida corporation
(the "Registrant"), filed a Current Report on Form 8-K dated as of April 30, 2002, pertaining to the terms of a Stock Purchase Agreement (the "Agreement)" with Capital Equities Group, Inc. ("CEGI"), a Nevada



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corporation, dated February 8, 2002. This Amendment No. 1 is filed to submit the audited financial statements of CEGIGENV required by Item 7 of Form 8-K. In addition, it will amend certain other information contained therein as described below.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


	On February 8, 2002 Capital Equities Group, Inc. ("CEGI"), a Nevada corporation, and its shareholders entered into a Stock Purchase Agreement ("Agreement") with Silk Botanicals.Com, Inc. ("Registrant") regarding the exchange of 100% of the outstanding shares of CEGI and payment of $610,000 of cash to Registrant in exchange for an aggregate 10,000,000 shares of Registrant common stock. The transaction, which closed on April 30, 2002, provides for the Registrant to deliver to the CEGI shareholders 1,000,00 shares at closing (which have been delivered); (a) an additional 4,000,000 shares to be delivered (which shares have not been delivered because the conditions following, except for receipt by Registrant of $190,000 cash, have not yet been fulfilled) to the CEGI shareholders subject to receipt of $190,000 of additional cash, written confirmation of a CEGI investment, confirmation of and approval by Registrant of confirmation of closing of a real estate transaction and licensing agreement related to CEGI's vacation rental and time-share business; and (b) an additional 5,000,000 shares to be delivered to the CEGI shareholders based upon CEGI's performance in providing $50,000,000 in net assets (50% of which will be in cash) to the Registrant over 24 months as further described in the Agreement.


The foregoing summary of the terms of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which was filed as an exhibit to the Current Report on Form 8-K filed May 15, 2002.

This Form 8-K/A amends the Current Report on Form 8-K filed May 15, 2002 to include Item 7 (a) financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(a)	Financial Statements of Business Acquired.  The financial
        statements of Capital Equities Group, Inc. are filed as
        Exhibit 99.9 and are incorporated herein by reference.

(b)	Pro Forma Financial Information. There is no predecessor
        business; hence no pro forma financial information is provided.

(c)	Exhibits.


Exhibit 99.9

The financial statements of Capital Equities Group, Inc.



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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SILK BOTANICALS.COM, INC.


                                BY: /s/ JOSEPH R. BERGMANN, PRESIDENT
                                   ----------------------------------


DATE: July 15, 2002


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